UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

SILVER CREST ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39890	98-1559547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Suite 3501, 35/F, Jardine House
1 Connaught Place, Central
Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 2165-9000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SLCRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SLCR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K/A filed by Silver Crest Acquisition Corporation, a Cayman Islands exempted company (“Silver Crest”), with the Securities and Exchange Commission (the “SEC”) on August 19, 2021, Silver Crest entered into an Agreement and Plan of Merger (the “Merger Agreement”, and the transactions contemplated by the Merger Agreement, the “Business Combination”), dated August 13, 2021, with TH International Limited, a Cayman Islands exempted company (“THIL”), and Miami Swan Ltd, a Cayman Islands exempted company and wholly owned subsidiary of THIL (“Merger Sub”), as amended on January 30, 2022, March 9, 2022, June 27, 2022 and August 30, 2022, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub is to merge with and into Silver Crest (the “First Merger”), with Silver Crest surviving the First Merger as a wholly owned subsidiary of THIL, and (ii) Silver Crest is to merge with and into THIL (the “Second Merger” and together with the First Merger, the “Mergers”), with THIL surviving the Second Merger.

The Business Combination was consummated in accordance with the terms of the Merger Agreement on September 28, 2022. Immediately prior to the consummation of the First Merger, THIL effected a share split at a ratio of 1,064.29740547038:1 in accordance with the terms of the Merger Agreement. As of the time of the First Merger, Silver Crest became a wholly-owned subsidiary of THIL. As a result of the Business Combination, Silver Crest merged with and into THIL.

Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement. The description of the Merger Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Silver Crest’s Current Report on Form 8-K/A filed with the SEC on August 19, 2021, incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the consummation of the Business Combination, on September 28, 2022, Silver Crest notified the Nasdaq Stock Market (“NASDAQ”) of the consummation of the Business Combination and (i) requested that NASDAQ suspend trading of the Silver Crest Class A ordinary shares, Silver Crest warrants and Silver Crest units (each as described on the cover page of this Current Report on Form 8-K; collectively, the “Silver Crest Securities”), effective September 28, 2022 and (ii) filed with the SEC a Form 25 to delist the Silver Crest Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Silver Crest intends to file a certification on Form 15 with the SEC to deregister the Silver Crest Securities and suspend Silver Crest’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As of the time of the First Merger, Silver Crest became a wholly-owned subsidiary of THIL. As a result of the Business Combination, a change in control of Silver Crest occurred, Silver Crest merged with and into THIL.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Business Combination, the following officers and directors of Silver Crest ceased to hold their respective positions: Liang Meng ceased to be Chairman; Christopher Lawrence ceased to be Vice Chairman; Ho Cheung ceased to be Chief Executive Officer and director; and the following individuals also ceased to be directors: Andy Bryant, Mei Tong, Steeve Hagege and Wei Long.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022	SILVER CREST ACQUISITION CORPORATION

	By:	/s/ Ho Cheung
	Name:	Ho Cheung
	Title:	Chief Executive Officer